FIFTY-SECOND SUPPLEMENTAL
                                    INDENTURE

                                       TO

                        INDENTURE DATED SEPTEMBER 1, 1939

                                 ---------------


                                PSI ENERGY, INC.
          (FORMERLY NAMED "PUBLIC SERVICE COMPANY OF INDIANA, INC." AND
        SUCCESSOR BY CONSOLIDATION TO PUBLIC SERVICE COMPANY OF INDIANA)

                                       TO

                              LASALLE NATIONAL BANK
                                   AS TRUSTEE
                (SUCCESSOR TO THE FIRST NATIONAL BANK OF CHICAGO)

                                ----------------


                           DATED AS OF APRIL 30, 1999

                                ----------------



        CREATING FIRST MORTGAGE BONDS, SERIES BBB, 8%, DUE JULY 15, 2009,
       FIRST MORTGAGE BONDS, SERIES CCC, 8.85%, DUE JANUARY 15, 2022, AND
         FIRST MORTGAGE BONDS, SERIES DDD, 8.31%, DUE SEPTEMBER 1, 2032

                                       AND

               OTHERWISE SUPPLEMENTING AND AMENDING THE INDENTURE











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                                TABLE OF CONTENTS

                                ----------------


                                                                            Page

PARTIES:
     Company (PSI Energy, Inc. formerly named Public Service Company of Indiana, Inc., successor by consolidation to Initial Mortgagor
         (Public Service Company of Indiana)), and Trustee                    1


RECITALS:
     Indenture of the Initial  Mortgagor,  dated  September  1, 1939,  and First
         Supplemental Indenture thereto of the Initial Mortgagor, dated
         as of March 1, 1941                                                  1
     Consolidation of Initial Mortgagor (and four other companies) into the
         Company                                                              1
     Execution by Company of Second Supplemental Indenture to the original
         Indenture                                                            1
     Company substituted for Initial Mortgagor under Indenture                1
     Execution by Company of Third through the Fifty-First Supplemental
         Indentures to the original Indenture                                 2
     LaSalle National Bank, successor to original Trustee                     2
     Change of name of Company from Public Service Company of Indiana,
         Inc. to PSI Energy, Inc.                                             3
     Amount of bonds presently outstanding under the Indenture                3
     Fifty-Second Supplemental Indenture and Bonds of Series BBB, CCC,
              and DDD authorized                                              3
     Conditions precedent performed                                           3

EXECUTING CLAUSE                                                              4




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                                                                           Page
                                   ARTICLE I.

            FIRST MORTGAGE BONDS, SERIES BBB, 8%, DUE JULY 15, 2009,
       FIRST MORTGAGE BONDS, SERIES CCC, 8.85%, DUE JANUARY 15, 2022, AND
         FIRST MORTGAGE BONDS, SERIES DDD, 8.31%, DUE SEPTEMBER 1, 2032.

Section 1..Creation and designation of Bonds of Series BBB, CCC and DDD      4
Section 2..Bonds of Series BBB, CCC, and DDD to be in registered form only   4
              Form of face of Bonds of Series BBB                            9
              Form of reverse of Bonds of Series BBB and Trustee's
                certificate                                                 11
              Form of face of Bonds of Series CCC                           15
              Form of reverse of Bonds of Series CCC and Trustee's
                certificate                                                 17
              Form of face of Bonds of Series DDD                           21
              Form of reverse of Bonds of Series DDD and Trustee's
                certificate                                                 23
Section 3..Date of Bonds of Series BBB, CCC, and DDD                        27
Section 4..Maturity dates and interest rates of Bonds of Series BBB, CCC,
                  and DDD                                                   27
Section 5..Place and manner of payment of Bonds of Series BBB, CCC,
                  and DDD                                                   27
Section 6..Denominations and numbering of definitive Bonds of Series BBB,
                  CCC and DDD                                               27
           Temporary Bonds of Series BBB, CCC, and DDD and exchange
                  thereof for definitive bonds                              27


                                   ARTICLE II.

                 ISSUANCE OF BONDS OF SERIES BBB, CCC, AND DDD.

Section 1..Aggregate principal amount of Bonds of Series BBB, Bonds
                  of Series CCC, and Bonds of Series DDD issuable at once   28
Section 2..Issuance of additional Bonds of Series BBB, CCC, and DDD         28


                                  ARTICLE III.

                              INDENTURE AMENDMENTS.

Section 1..Amendments to Article I of the original Indenture                28
Section 2..Amendments to Article VII of the original Indenture              29
Section 3..Amendments to Article IX of the original Indenture               31
Section 4..Amendments to Section 22 of Article V of the original Indenture  31
Section 5..Company's right to further amend the original Indenture          31



                                     - ii -


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                                                                           Page

                                   ARTICLE IV.

                             CONCERNING THE TRUSTEE.

Acceptance of trust by Trustee                                              32
Trustee not responsible for validity or sufficiency of Fifty-Second
     Supplemental Indenture, etc.                                           32
Terms and conditions of Article XVII of the original Indenture to be applied
     to the Fifty-Second Supplemental Indenture                             32


                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS.

Section 1..References in any article or section of the original Indenture refer to such article or section as amended by all Fifty-Two
                  Supplemental Indentures thereto                           33
Section 2..Operation and construction of amendments to the original
             Indenture                                                      33
Section 3..All covenants, etc., for sole benefit of parties to the Fifty-Second
                  Supplemental Indenture and holders of bonds               33
Section 4..Table of contents and headings of articles not part of Fifty-Second
                  Supplemental Indenture                                    33
Section 5..Execution of Fifty-Second Supplemental Indenture in
             counterparts                                                   33
Section 6..Payments Due on Legal Holidays                                   33


ATTESTATION CLAUSE                                                          34
SIGNATURES                                                                  34
ACKNOWLEDGMENT BY COMPANY                                                   35
ACKNOWLEDGMENT BY TRUSTEE                                                   36

         FIFTY-SECOND SUPPLEMENTAL INDENTURE dated as of the thirtieth day of April, 1999, made and entered into by and between PSI ENERGY, INC. (hereinafter commonly referred to as the "Company"), a corporation organized and existing under the laws of the State of Indiana, formerly named Public Service Company of Indiana, Inc., and the successor by consolidation to Public Service Company of Indiana, an Indiana corporation, party of the first part, and LASALLE NATIONAL BANK, a national banking association organized and existing under the laws of the United States and having its office or place of business in the City of Chicago, State of Illinois and the successor trustee to The First National Bank of Chicago (hereinafter commonly referred to as the "Trustee"), party of the second part,

         WITNESSETH:

         WHEREAS, Public Service Company of Indiana (hereinafter commonly referred to as the "Initial Mortgagor"), prior to its consolidation with certain other corporations to form the Company, executed and delivered to the Trustee a certain indenture of mortgage or deed of trust (hereinafter called the "original Indenture" when referred to as existing prior to any amendment thereto, and the "Indenture" when referred to as heretofore, now or hereafter amended), dated September 1, 1939, and a First Supplemental Indenture thereto, dated as of March 1, 1941, to secure the bonds of the Initial Mortgagor, its successors and assigns, issued from time to time under the Indenture in series for the purposes of and subject to the limitations specified in the Indenture; and

         WHEREAS, the Company on September 6, 1941, became, through a consolidation, the successor of the Initial Mortgagor (and four other companies) and succeeded to all the rights and became liable for all the obligations of the Initial Mortgagor (and such other companies); and

         WHEREAS, after said consolidation, the Company executed and delivered a Second Supplemental Indenture, dated as of November 1, 1941, to the original Indenture for the purposes, among others, of (i) the making by the Company of an agreement of assumption and adoption by it of the Indenture, (ii) the assumption by the Company of the bonds (and interest and premium, if any, thereon) issued or to be issued under the Indenture, and of all terms, covenants and conditions binding upon it under the Indenture, and the agreeing by the Company to pay, perform and fulfill the same, and (iii) the conveying to the Trustee upon the trusts declared in the Indenture, but subject to any outstanding liens and encumbrances, all the property which the Company then owned or which it might thereafter acquire, except property of a character similar to the property of the Initial Mortgagor which is excluded from the lien of the Indenture; and

         WHEREAS, all conditions have been met and all acts and things necessary have been done and performed to make the Indenture the valid and binding agreement of the Company and to substitute the Company for the Initial Mortgagor under the Indenture, and to vest the Company with each and every right and power of the Initial Mortgagor, including the right and power to issue bonds thereunder; and

         WHEREAS, the Company has subsequently executed and delivered, for purposes authorized under the Indenture, a Third Supplemental Indenture dated as of March 1, 1942, a Fourth Supplemental Indenture dated as of May 1, 1943, a Fifth Supplemental Indenture dated as of August 1, 1944, a Sixth Supplemental Indenture dated as of September 1, 1945, a Seventh Supplemental Indenture dated as of November 1, 1947, an Eighth Supplemental Indenture dated as of January 1, 1949, a Ninth Supplemental Indenture dated as of May 1, 1950, a Tenth Supplemental Indenture dated as of July 1, 1952, an Eleventh Supplemental Indenture dated as of January 1, 1954, a Twelfth Supplemental Indenture dated as of October 1, 1957, a Thirteenth Supplemental Indenture dated as of February 1, 1959, a Fourteenth Supplemental Indenture dated as of July 15, 1960, a Fifteenth Supplemental Indenture dated as of June 15, 1964, a Sixteenth Supplemental Indenture dated as of January 1, 1969, a Seventeenth Supplemental Indenture dated as of March 1, 1970, an Eighteenth Supplemental Indenture dated as of January 1, 1971, a Nineteenth Supplemental Indenture dated as of January 1, 1972, a Twentieth Supplemental Indenture dated as of February 1, 1974, a Twenty-First Supplemental Indenture dated as of August 1, 1974, a Twenty-Second Supplemental Indenture dated as of August 1, 1975, a Twenty-Third Supplemental Indenture dated as of January 1, 1977, a Twenty-Fourth Supplemental Indenture dated as of October 1, 1977, a Twenty-Fifth Supplemental Indenture dated as of September 1, 1978, a Twenty-Sixth Supplemental Indenture dated as of September 1, 1978, a Twenty-Seventh Supplemental Indenture dated as of March 1, 1979, a Twenty-Eighth Supplemental Indenture dated as of May 1, 1979, a Twenty-Ninth Supplemental Indenture dated as of March 1, 1980, a Thirtieth Supplemental Indenture dated as of August 1, 1980, a Thirty-First Supplemental Indenture dated as of February 1, 1981, a Thirty-Second Supplemental Indenture dated as of August 1, 1981, a Thirty-Third Supplemental Indenture dated as of December 1, 1981, a Thirty-Fourth Supplemental Indenture dated as of December 1, 1982, a Thirty-Fifth Supplemental Indenture dated as of March 30, 1984, a Thirty-Sixth Supplemental Indenture dated as of November 15, 1984, a Thirty-Seventh Supplemental Indenture dated as of August 15, 1985, a Thirty-Eighth Supplemental Indenture dated as of October 1, 1986, a Thirty-Ninth Supplemental Indenture dated as of March 15, 1987, a Fortieth Supplemental Indenture dated as of June 1, 1987, a Forty-First Supplemental Indenture dated as of June 15, 1988, a Forty-Second Supplemental Indenture dated as of August 1, 1988, a Forty-Third Supplemental Indenture dated as of September 15, 1989, a Forty-Fourth Supplemental Indenture dated as of March 15, 1990, a Forty-Fifth Supplemental Indenture dated as of March 15, 1990, a Forty-Sixth Supplemental Indenture dated as of June 1, 1990, a Forty-Seventh Supplemental Indenture dated as of July 15, 1991, a Forty-Eighth Supplemental Indenture dated as of July 15, 1992, a Forty-Ninth Supplemental Indenture dated as of February 15, 1993, a Fiftieth Supplemental Indenture dated as of February 15, 1993, and a Fifty-First
Supplemental Indenture dated as of February 1, 1994, each supplementing and amending the Indenture; and

         WHEREAS, the Thirty-Fifth Supplemental Indenture authorized and appointed LaSalle National Bank, a national banking association duly organized and existing under the law of the United States of America with its principal office in Chicago, Illinois, as Successor Trustee to The First National Bank of Chicago, which appointment was accepted, and all trust powers under the Indenture were thereby transferred from The First National Bank of Chicago to LaSalle National Bank; and

     WHEREAS, the Forty-Sixth Supplemental Indenture amended the Indenture to reflect a change in the name of the Company from Public Service Company of Indiana, Inc. to PSI Energy, Inc. effective as of April 20, 1990; and

         WHEREAS, as of April 30, 1999, the only bonds that have been heretofore issued under the Indenture which are now outstanding are $10,000,000 aggregate principal amount of "Public Service Company of Indiana, Inc. First Mortgage Bonds, Series TT, 7 3/8%, Due March 15, 2012" and $14,250,000 aggregate principal amount of "Public Service Company of Indiana, Inc. First Mortgage Bonds, Series UU, 7 1/2%, Due March 15, 2015" and $300,000,000 aggregate principal amount of "PSI Energy, Inc. First Mortgage Bonds, Series VV, Due July 15, 2026" and $545,000,000 aggregate principal amount of "PSI Energy, Inc. First Mortgage Bonds, Series WW, Due August 15, 2027" and $29,945,000 aggregate principal amount of "PSI Energy, Inc. First Mortgage Bonds, Series YY, 5.60%, Due February 15, 2023" and $50,000,000 aggregate principal amount of "PSI Energy, Inc. First Mortgage Bonds, Series ZZ, 5 3/4%, Due February 15, 2028" and $50,000,000 aggregate principal amount of "PSI Energy, Inc. First Mortgage Bonds, Series AAA, 7 1/8%, Due February 1, 2024"; and

         WHEREAS, in accordance with the provisions of Section 1 of Article XVIII of the Indenture, the Board of Directors has authorized the execution and delivery by the Company of a Fifty-Second Supplemental Indenture, substantially in the form of this Fifty-Second Supplemental Indenture, for the purpose of creating a forty-seventh, a forty-eighth and a forty-ninth series of bonds to be issued under the Indenture, to be known as, respectively, "PSI Energy, Inc. First Mortgage Bonds, Series BBB, 8%, Due July 15, 2009" (such bonds being hereinafter referred to as "Bonds of Series BBB"), "PSI Energy, Inc. First Mortgage Bonds, Series CCC, 8.85%, Due January 15, 2022" (such bonds being hereinafter referred to as "Bonds of Series CCC") and "PSI Energy, Inc. First Mortgage Bonds, Series DDD, 8.31%, Due September 1, 2032" (such bonds being hereinafter referred to as "Bonds of Series DDD") (the Bonds of Series BBB, the Bonds of Series CCC, and the Bonds of Series DDD, when referred to collectively in this Fift Second Supplemental Indenture, shall be hereinafter referred to as "Bonds of Series BBB, CCC, and DDD"), and prescribing the form and substance of the Bonds of Series BBB, CCC, and DDD and the terms, provisions and characteristics thereof, and for the purpose of adding to the covenants and agreements of the Company for the protection of the bondholders and of the trust estate and of making such changes in the Indenture as are deemed necessary or desirable and as are permitted by the Indenture; and

         WHEREAS, all conditions and requirements necessary to make this Fifty-Second Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized:

         NOW, THEREFORE, in consideration of the premises, and of the acceptance and purchase of the Bonds of Series BBB, CCC, and DDD by the holders and registered owners thereof, and of the sum of One Dollar ($1.00) duly paid by the Trustee to the Company, the receipt whereof is hereby acknowledged, and in accordance with and subject to the terms and provisions of the Indenture, the Company and the Trustee, respectively, have entered into, executed and delivered this Fifty-Second Supplemental Indenture for the uses and purposes hereinafter expressed, that is to say:

                                   ARTICLE I.

            FIRST MORTGAGE BONDS, SERIES BBB, 8%, DUE JULY 15, 2009,
        FIRST MORTGAGE BONDS, SERIES CCC, 8.85%, DUE JANUARY 1, 2022, AND
         FIRST MORTGAGE BONDS, SERIES DDD, 8.31%, DUE SEPTEMBER 1, 2032

         Section 1. There are hereby created a forty-seventh, a forty-eighth and a forty-ninth series of bonds to be issued under and secured by the Indenture, to be designated as "PSI Energy, Inc. First Mortgage Bonds, Series BBB, 8%, Due July 15, 2009", "PSI Energy, Inc. First Mortgage Bonds, Series CCC, 8.85%, Due January 15, 2022" and "PSI Energy, Inc. First Mortgage Bonds, Series DDD, 8.31%, Due September 1, 2032", respectively, being the Bonds of Series BBB, the Bonds of Series CCC, and the Bonds of Series DDD, or collectively, the Bonds of Series BBB, CCC, and DDD, hereinbefore referred to.

         Section 2. The following provisions shall apply to the Bonds of Series BBB, CCC, and DDD.

                  (a) The Bonds of Series BBB,  CCC,  and DDD shall be issued in fully registered form only. However, except as provided elsewhere in this Section, the registered owner of all of the Bonds of Series BBB, CCC, and DDD initially shall be The Depository Trust Company ("DTC") or its nominee, and such Bonds of Series BBB, CCC, and DDD initially shall be registered in the name of DTC or its nominee. Payment of the principal of or interest on Bonds of Series BBB, CCC, and DDD registered in the name of DTC or its nominee shall be made in the manner and at the address(es) specified in the Letter of Representations, dated April 30, 1999, from the Company and the Trustee to DTC. DTC (and any successor securities depository) and its (or their) participating institutions (collectively "Participants") shall maintain a book-entry registration and transfer system with respect to ownership of beneficial interests in the Bonds of Series BBB, CCC, and DDD (the "Book-Entry System").

              (b) The Bonds of Series BBB, CCC, and DDD, initially shall be issued in the form of a separate, single, authenticated, fully registered bond for each such series (each a "Global Debt Security") which (i) need not be in the form of a lithographed or engraved certificate, but may be typewritten or printed on ordinary paper or such paper as the Trustee may reasonably request, (ii) shall represent and be denominated in an amount equal to 100% of the aggregate principal amount of the Bonds of Series BBB, CCC, or DDD (as applicable) issued under this Supplemental Indenture, (iii) shall be executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, (iv) shall be registered in the name of DTC or its nominee, and delivered to DTC or its nominee or a custodian therefor, and (v) shall contain the following legend on the face thereof:

                       Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered holder hereof, Cede & Co., has an interest herein.

         Unless and until it is exchanged in whole or in part for Bonds of Series BBB, CCC, or DDD (as applicable) in definitive certificated form, a Global Debt Security representing the Bonds of a particular Series may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor securities depository or a nominee of any such successor securities depository.

                  (c) The Trustee and the Company may treat Cede & Co. or its nominee, or any successor securities depository or nominee thereof (collectively, the "Depository") as the sole and exclusive owner of the Bonds of Series BBB, CCC, and DDD, registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds of Series BBB, CCC, or DDD (as applicable), giving any notice permitted or required to be given to holders of the Bonds of Series BBB, CCC, or DDD (as applicable), under the Indenture or this Supplemental Indenture, registering the transfer of the Bonds of Series BBB, CCC, and DDD, obtaining any consent or other action to be taken by holders of the Bonds of Series BBB, CCC, or DDD (as applicable), and for all other purposes whatsoever and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Company nor the Trustee nor any registrar nor any paying agent shall have any responsibility or obligation to any Participant, any person claiming a beneficial ownership interest in the Bonds of Series BBB, CCC, or DDD (as applicable) under or through the Depository or any Participant, or any other person which is not shown on the registration books as being a holder of the Bonds of Series BBB, CCC, or DDD (as applicable) with respect to (i) the accuracy of any records maintained by the Depository or any Participant; (ii) the payment by the Depository to any Participant of any amount in respect of the principal or redemption price of or interest on the Bonds of Series BBB, CCC, or DDD (as applicable); (iii) the payment by any Participant to any owner of a beneficial ownership interest in the Bonds of Series BBB, CCC, or DDD (as applicable), in respect of the principal of or interest on the Bonds of Series BBB, CCC, or DDD (as applicable) or (iv) any consent or other action taken by the Depository as owner of the Bonds of Series BBB, CCC, or DDD (as applicable). The Trustee shall pay all principal of and interest on the Bonds of Series BBB, CCC, or DDD (as applicable), only to or upon the order of the registered holder or holders of the Bonds of Series BBB, CCC, or DDD (as applicable), as shown on the registration books, and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal or redemption price of and interest on the Bonds of Series BBB, CCC, or DDD (as applicable), to the extent of the sum or sums so paid. No person other than a holder of the Bonds of Series BBB, CCC, or DDD (as applicable), as shown on the registration books of DTC, shall receive an authenticated Bond evidencing the obligation of the Company to make payment of the principal of and interest on the Bonds of Series BBB, CCC, and DDD, pursuant to the Indenture and this Supplemental Indenture. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee for Cede & Co, and subject to the provisions of the Indenture and this Supplemental Indenture, the word "Cede & Co.", as used in this Supplemental Indenture, shall refer to each new nominee of DTC.

              (d) In the event that after the occurrence of an event of default that has not been cured or waived, holders of a majority in aggregate principal amount of the beneficial interests in the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD (as applicable), as reflected in the books and records of the Depository, notify the Trustee, through the Depository or any Participant, that the continuation of the Book-Entry System is no longer in the best interests of such holders of beneficial interests in the Bonds of such Series, then the Trustee shall notify the Depository and the Company, and the Depository will notify the Participants of the availability through the Depository of definitive certificated Bonds of such Series. In such event, the Company shall execute, and the Trustee, upon receipt of a written order of the Company, signed by its President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary (an "Issue Order"), for the authentication and delivery of definitive certificated Bonds of Series BBB, Bonds of Series CCC, and Bonds Series DDD (as applicable), will authenticate and deliver Bonds of such Series in definitive certificated form, in any authorized denominations, all pursuant to the provisions of the Indenture, to the person or persons specified to the Trustee in writing by the Depository in the aggregate principal amount of the applicable Global Debt Security or Securities and in exchange for such Global Debt Security or Securities.

              (e) If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD, or if at any time the Depository shall no longer be registered as a clearing agency in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company may appoint a successor Depository with respect to the Bonds of such Series. If a successor Depository for the Bonds of such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive certificated Bonds of Series BBB, Bonds of Series CCC, and Bonds of Series DDD (as applicable), will authenticate and deliver Bonds of such Series in definitive certificated form, in any authorized denominations, all pursuant to the provisions of the Indenture, to the person or persons specified to the Trustee in writing by the Depository in the aggregate principal amount of the applicable Global Debt Security or Securities and in exchange for such Global Debt Security or Securities.

              (f) The Company may at any time and in its sole discretion determine that the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD shall no longer be represented by a Global Debt Security. In such event the Company will execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive certificated Bonds of such Series, will authenticate and deliver Bonds of Series BBB, Bonds of Series CCC, and Bonds of Series DDD (as applicable) in definitive certificated form, in any authorized denominations, all pursuant to the provisions of the Indenture, to the person or persons specified to the Trustee in writing by the Depository in the aggregate principal amount of the applicable Global Debt Security and in exchange for such Global Debt Security or Securities.

               (g) Upon the exchange of a Global Debt Security for the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD in definitive certificated form, in authorized denominations, the applicable Global Debt Security or Securities shall be cancelled by the Trustee.

              (h) Whenever the Depository requests the Company and the Trustee to do so, the Trustee and the Company will cooperate with the Depository in taking appropriate action after reasonable notice to (i) make available one or more separate Global Debt Securities evidencing the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD to any Participant having Bonds of such Series credited to its account at the Depository, or (ii) arrange for another Depository to maintain custody of the Global Debt Security or Securities evidencing the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD.

              (i) In connection with any notice or other communication to be provided to holders of the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD pursuant to the Indenture and this Supplemental Indenture by the Company or the Trustee with respect to any consent or other action to be taken by holders of the Bonds of such Series, the Company or the Trustee, as the case may be, shall establish a record date for such consent or other action and give the Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Depository shall be given only so long as a Depository or its nominee is the sole holder of the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD (as applicable).


         The Bonds of Series BBB, CCC, and DDD and the Trustee's certificate of each such series to be endorsed thereon shall be substantially in the following forms, respectively:

                        (FORM OF FACE OF SERIES BBB BOND)

No. BBB-                                                           $............

                                PSI ENERGY, INC.
                      FIRST MORTGAGE BOND, SERIES BBB, 8%,
                                DUE JULY 15, 2009

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered holder hereof, Cede & Co., has an interest herein.]1

         PSI Energy, Inc., an Indiana corporation (hereinafter called the "Company"), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of _____________________________ Dollars ($ ) on the fifteenth day of July, 2009 and to pay interest on said sum from the date hereof, until said principal sum is paid, at the rate of 8% per annum, payable semi-annually on the fifteenth day of January and July in each year. Both the principal of and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Company in Plainfield, Indiana, or, at the option of the registered owner hereof, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York, except that interest on this bond may be paid, at the option of the Company, by check or draft mailed to the address of the person entitled thereto as it appears on the books of the Company maintained for that purpose.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

         This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

--------
1 This should be included only if the Series BBB Bonds are being issued in global form.

         IN WITNESS WHEREOF, PSI Energy, Inc. has caused this bond to be executed in its name by the manual or facsimile signature of its President or an Executive Vice President or one of its Vice Presidents, and its corporate seal or a facsimile thereof to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated as of:

                                                     PSI ENERGY, INC.


                                 By.............................................

                                 ......................................President

ATTEST:


 .............................................

 ..............................Secretary

                      (FORM OF REVERSE OF SERIES BBB BOND)

         This bond is one of the bonds of the Company issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust, dated September 1, 1939, from Public Service Company of Indiana (predecessor of the Company) to The First National Bank of Chicago, as Trustee, to which LaSalle National Bank is successor trustee, (which indenture as amended by all supplemental indentures is hereinafter referred to as the "Indenture"). Said Trustee or its successor in trust under the Indenture is hereinafter sometimes referred to as the "Trustee." Reference is hereby made to the Indenture for a description of the property mortgaged and pledged and the nature and extent of the security for said bonds. By the terms of the Indenture, the bonds secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as in the Indenture provided.

         This bond is one of a series designated as "PSI Energy, Inc. First Mortgage Bonds, Series BBB, 8%, Due July 15, 2009" (hereinafter referred to as "Bonds of Series BBB") of the Company issued under and secured by the Indenture and created by a Fifty-Second Supplemental Indenture, dated as of April 30, 1999, which also amends the Indenture.

         The rights and obligations of the Company and of the bearers and registered owners of bonds may be modified or amended with the consent of the Company by an affirmative vote of the bearers or registered owners entitled to vote of at least seventy-five per centum (75%) in principal amount of the bonds then outstanding at a meeting of bondholders called for the purpose (and by an affirmative vote of the bearers or registered owners entitled to vote of at least seventy-five per centum (75%) in principal amount of bonds of any series affected by such modification or amendment in case one or more, but less than all, series of bonds are so affected), all in the manner and subject to the limitations set forth in the Indenture, any consent by the bearer or registered owner of any bond being conclusive and binding upon such bearer or registered owner and upon all future bearers or registered owners of such bond, irrespective of whether or not any notation of such consent is made on such bond; provided that no such modification or amendment shall, among other things, extend the maturity or reduce the amount of, or reduce the rate of interest on, or otherwise modify the terms of the payment of the principal of, or interest or premium (if any) on this bond, which obligations are absolute and unconditional, or permit the creation of any lien ranking prior to or equal with the lien of the Indenture on any of the mortgaged property.

         The Bonds of Series BBB will be subject to redemption (the "Make-Whole Redemption") at the option of the Company at any time in whole, or from time to time in part, until maturity, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of (i) the principal amount of the Bonds of Series BBB being redeemed plus accrued and unpaid interest thereon to the redemption date, and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Bonds of Series BBB.

         "Make-Whole Amount" means, in connection with any Make-Whole Redemption of any Bonds of Series BBB, the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Bonds of Series BBB, together with scheduled payments of interest from the redemption date to the stated maturity of the Bonds of Series BBB, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Bonds of Series BBB to be redeemed.

         "Adjusted Treasury Rate" means, with respect to any redemption date for a Make-Whole Redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such redemption date, calculated on the third business day preceding the redemption date, plus 0.15% (15 basis points).

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption date to the stated maturity of the Bonds of Series BBB that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of Series BBB.

     "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer.

         "Comparable Treasury Price" means, with respect to any redemption date for a Make-Whole Redemption, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release designated "H.15" (or any successor release) published by the Board of Governors of the Federal Reserve System or
(ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date for a Make-Whole Redemption, the average, as determined by the Trustee (after consultation with the Company), of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

         Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any redemption date to each holder of Bonds of Series BBB to be redeemed. If less than all the Bonds of Series BBB are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Bonds of Series BBB of such series to be redeemed in whole or in part.

         Unless the Company defaults in payment of the redemption price, on and after any redemption date, interest will cease to accrue on the Bonds of Series BBB or portions thereof called for redemption.

         In the case of any of certain events of default specified in the Indenture, the principal of this bond may be declared or may become due and payable prior to the stated date of maturity hereof in the manner and with the effect provided in the Indenture.

         No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, shareholder, officer or director, past, present or future, of the Company or of any predecessor or successor company, either directly or through the Company or such predecessor or successor company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

         The Bonds of Series BBB are issuable only in registered form without coupons. This bond is transferable by the registered owner hereof, in person or by attorney duly authorized, at the principal office or place of business of LaSalle National Bank, the Trustee, or its successor in trust under the Indenture, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York, upon the surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

         The Bonds of Series BBB are issuable in the denomination of $1,000 and in such multiples thereof as shall from time to time be determined and authorized by the Board of Directors of the Company. In the manner and subject to the limitations provided in the Indenture, Bonds of Series BBB are exchangeable as between authorized denominations, upon presentation thereof for such purpose by the registered owner, at the principal office or place of business of LaSalle National Bank, the Trustee, or its successor in trust under the Indenture, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York.

         No service charge will be made for any transfer or exchange of this bond, but the Company may require a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                         (FORM OF TRUSTEE'S CERTIFICATE)

                              TRUSTEE'S CERTIFICATE

         This bond is one of the Bonds of the Series BBB designated therein referred to and described in the within mentioned Indenture and Fifty-Second Supplemental Indenture.

                                LASALLE NATIONAL BANK,
                                  AS TRUSTEE,


                                By.............................................
                                               Authorized Officer

                        (FORM OF FACE OF SERIES CCC BOND)

No. CCC-                                                           $............

                                PSI ENERGY, INC.
                     FIRST MORTGAGE BOND, SERIES CCC, 8.85%,
                              DUE JANUARY 15, 2022

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered holder hereof, Cede & Co., has an interest herein.]1

         PSI Energy, Inc., an Indiana corporation (hereinafter called the "Company"), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of _____________________________ Dollars ($ ) on the fifteenth day of January, 2022 and to pay interest on said sum from the date hereof, until said principal sum is paid, at the rate of 8.85% per annum, payable semi-annually on the fifteenth day of January and July in each year. Both the principal of and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Company in Plainfield, Indiana, or, at the option of the registered owner hereof, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York, except that interest on this bond may be paid, at the option of the Company, by check or draft mailed to the address of the person entitled thereto as it appears on the books of the Company maintained for that purpose.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

         This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

--------
1 This should be included only if the Series CCC Bonds are being issued in global form.

         IN WITNESS WHEREOF, PSI Energy, Inc. has caused this bond to be executed in its name by the manual or facsimile signature of its President or an Executive Vice President or one of its Vice Presidents, and its corporate seal or a facsimile thereof to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated as of:

                                 PSI ENERGY, INC.


                                 By.............................................

                                 ......................................President

ATTEST:


 .............................................

 ..............................Secretary

                      (FORM OF REVERSE OF SERIES CCC BOND)

         This bond is one of the bonds of the Company issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust, dated September 1, 1939, from Public Service Company of Indiana (predecessor of the Company) to The First National Bank of Chicago, as Trustee, to which LaSalle National Bank is successor trustee, (which indenture as amended by all supplemental indentures is hereinafter referred to as the "Indenture"). Said Trustee or its successor in trust under the Indenture is hereinafter sometimes referred to as the "Trustee." Reference is hereby made to the Indenture for a description of the property mortgaged and pledged and the nature and extent of the security for said bonds. By the terms of the Indenture, the bonds secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as in the Indenture provided.

         This bond is one of a series designated as "PSI Energy, Inc. First Mortgage Bonds, Series CCC, 8.85%, Due January 15, 2022" (hereinafter referred to as "Bonds of Series CCC") of the Company issued under and secured by the Indenture and created by a Fifty-Second Supplemental Indenture, dated as of April 30, 1999, which also amends the Indenture.

         The rights and obligations of the Company and of the bearers and registered owners of bonds may be modified or amended with the consent of the Company by an affirmative vote of the bearers or registered owners entitled to vote of at least seventy-five per centum (75%) in principal amount of the bonds then outstanding at a meeting of bondholders called for the purpose (and by an affirmative vote of the bearers or registered owners entitled to vote of at least seventy-five per centum (75%) in principal amount of bonds of any series affected by such modification or amendment in case one or more, but less than all, series of bonds are so affected), all in the manner and subject to the limitations set forth in the Indenture, any consent by the bearer or registered owner of any bond being conclusive and binding upon such bearer or registered owner and upon all future bearers or registered owners of such bond, irrespective of whether or not any notation of such consent is made on such bond; provided that no such modification or amendment shall, among other things, extend the maturity or reduce the amount of, or reduce the rate of interest on, or otherwise modify the terms of the payment of the principal of, or interest or premium (if any) on this bond, which obligations are absolute and unconditional, or permit the creation of any lien ranking prior to or equal with the lien of the Indenture on any of the mortgaged property.

         The Bonds of Series CCC will be subject to redemption (the "Make-Whole Redemption") at the option of the Company at any time in whole, or from time to time in part, until maturity, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of (i) the principal amount of the Bonds of Series CCC being redeemed plus accrued and unpaid interest thereon to the redemption date, and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Bonds of Series CCC.

         "Make-Whole Amount" means, in connection with any Make-Whole Redemption of any Bonds of Series CCC, the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Bonds of Series CCC, together with scheduled payments of interest from the redemption date to the stated maturity of the Bonds of Series CCC, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Bonds of Series CCC to be redeemed.

         "Adjusted Treasury Rate" means, with respect to any redemption date for a Make-Whole Redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such redemption date, calculated on the third business day preceding the redemption date, plus 0.25% (25 basis points).

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption date to the stated maturity of the Bonds of Series CCC that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of Series CCC.

     "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer.

         "Comparable Treasury Price" means, with respect to any redemption date for a Make-Whole Redemption, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release designated "H.15" (or any successor release) published by the Board of Governors of the Federal Reserve System or
(ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date for a Make-Whole Redemption, the average, as determined by the Trustee (after consultation with the Company), of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

         Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any redemption date to each holder of Bonds of Series CCC to be redeemed. If less than all the Bonds of Series CCC are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Bonds of Series CCC of such series to be redeemed in whole or in part.

         Unless the Company defaults in payment of the redemption price, on and after any redemption date, interest will cease to accrue on the Bonds of Series CCC or portions thereof called for redemption.

         In the case of any of certain events of default specified in the Indenture, the principal of this bond may be declared or may become due and payable prior to the stated date of maturity hereof in the manner and with the effect provided in the Indenture.

         No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, shareholder, officer or director, past, present or future, of the Company or of any predecessor or successor company, either directly or through the Company or such predecessor or successor company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

         The Bonds of Series CCC are issuable only in registered form without coupons. This bond is transferable by the registered owner hereof, in person or by attorney duly authorized, at the principal office or place of business of LaSalle National Bank, the Trustee, or its successor in trust under the Indenture, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York, upon the surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

         The Bonds of Series CCC are issuable in the denomination of $1,000 and in such multiples thereof as shall from time to time be determined and authorized by the Board of Directors of the Company. In the manner and subject to the limitations provided in the Indenture, Bonds of Series CCC are exchangeable as between authorized denominations, upon presentation thereof for such purpose by the registered owner, at the principal office or place of business of LaSalle National Bank, the Trustee, or its successor in trust under the Indenture, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York.

         No service charge will be made for any transfer or exchange of this bond, but the Company may require a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                         (FORM OF TRUSTEE'S CERTIFICATE)

                              TRUSTEE'S CERTIFICATE

         This bond is one of the Bonds of the Series CCC designated therein referred to and described in the within mentioned Indenture and Fifty-Second Supplemental Indenture.

                                 LASALLE NATIONAL BANK,
                                   AS TRUSTEE,


                                 By.............................................
                                                Authorized Officer

                        (FORM OF FACE OF SERIES DDD BOND)

No. DDD-                                                           $............

                                PSI ENERGY, INC.
                     FIRST MORTGAGE BOND, SERIES DDD, 8.31%,
                              DUE SEPTEMBER 1, 2032

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered holder hereof, Cede & Co., has an interest herein.]1

         PSI Energy, Inc., an Indiana corporation (hereinafter called the "Company"), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of _____________________________ Dollars ($ ) on the first day of September, 2032 and to pay interest on said sum from the date hereof, until said principal sum is paid, at the rate of 8.31% per annum, payable semi-annually on the first day of March and September in each year. Both the principal of and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Company in Plainfield, Indiana, or, at the option of the registered owner hereof, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York, except that interest on this bond may be paid, at the option of the Company, by check or draft mailed to the address of the person entitled thereto as it appears on the books of the Company maintained for that purpose.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

         This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

--------
1 This should be included only if the Series DDD Bonds are being issued in global form.

         IN WITNESS WHEREOF, PSI Energy, Inc. has caused this bond to be executed in its name by the manual or facsimile signature of its President or an Executive Vice President or one of its Vice Presidents, and its corporate seal or a facsimile thereof to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated as of:

                                 PSI ENERGY, INC.


                                 By.............................................

                                 ......................................President

ATTEST:


 .............................................

 ..............................Secretary

                      (FORM OF REVERSE OF SERIES DDD BOND)

         This bond is one of the bonds of the Company issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust, dated September 1, 1939, from Public Service Company of Indiana (predecessor of the Company) to The First National Bank of Chicago, as Trustee, to which LaSalle National Bank is successor trustee, (which indenture as amended by all supplemental indentures is hereinafter referred to as the "Indenture"). Said Trustee or its successor in trust under the Indenture is hereinafter sometimes referred to as the "Trustee." Reference is hereby made to the Indenture for a description of the property mortgaged and pledged and the nature and extent of the security for said bonds. By the terms of the Indenture, the bonds secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as in the Indenture provided.

         This bond is one of a series designated as "PSI Energy, Inc. First Mortgage Bonds, Series DDD, 8.31%, Due September 1, 2032" (hereinafter referred to as "Bonds of Series DDD") of the Company issued under and secured by the Indenture and created by a Fifty-Second Supplemental Indenture, dated as of April 30, 1999, which also amends the Indenture.

         The rights and obligations of the Company and of the bearers and registered owners of bonds may be modified or amended with the consent of the Company by an affirmative vote of the bearers or registered owners entitled to vote of at least seventy-five per centum (75%) in principal amount of the bonds then outstanding at a meeting of bondholders called for the purpose (and by an affirmative vote of the bearers or registered owners entitled to vote of at least seventy-five per centum (75%) in principal amount of bonds of any series affected by such modification or amendment in case one or more, but less than all, series of bonds are so affected), all in the manner and subject to the limitations set forth in the Indenture, any consent by the bearer or registered owner of any bond being conclusive and binding upon such bearer or registered owner and upon all future bearers or registered owners of such bond, irrespective of whether or not any notation of such consent is made on such bond; provided that no such modification or amendment shall, among other things, extend the maturity or reduce the amount of, or reduce the rate of interest on, or otherwise modify the terms of the payment of the principal of, or interest or premium (if any) on this bond, which obligations are absolute and unconditional, or permit the creation of any lien ranking prior to or equal with the lien of the Indenture on any of the mortgaged property.

         The Bonds of Series DDD will be subject to redemption (the "Make-Whole Redemption") at the option of the Company at any time in whole, or from time to time in part, until maturity, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of (i) the principal amount of the Bonds of Series DDD being redeemed plus accrued and unpaid interest thereon to the redemption date, and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Bonds of Series DDD.

         "Make-Whole Amount" means, in connection with any Make-Whole Redemption of any Bonds of Series DDD, the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Bonds of Series DDD, together with scheduled payments of interest from the redemption date to the stated maturity of the Bonds of Series DDD, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Bonds of Series DDD to be redeemed.

         "Adjusted Treasury Rate" means, with respect to any redemption date for a Make-Whole Redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such redemption date, calculated on the third business day preceding the redemption date, plus 0.25% (25 basis points).

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption date to the stated maturity of the Bonds of Series DDD that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of Series DDD.

     "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer.

         "Comparable Treasury Price" means, with respect to any redemption date for a Make-Whole Redemption, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release designated "H.15" (or any successor release) published by the Board of Governors of the Federal Reserve System or
(ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date for a Make-Whole Redemption, the average, as determined by the Trustee (after consultation with the Company), of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

         Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any redemption date to each holder of Bonds of Series DDD to be redeemed. If less than all the Bonds of Series DDD are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Bonds of Series DDD of such series to be redeemed in whole or in part.

         Unless the Company defaults in payment of the redemption price, on and after any redemption date, interest will cease to accrue on the Bonds of Series DDD or portions thereof called for redemption.

         In the case of any of certain events of default specified in the Indenture, the principal of this bond may be declared or may become due and payable prior to the stated date of maturity hereof in the manner and with the effect provided in the Indenture.

         No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, shareholder, officer or director, past, present or future, of the Company or of any predecessor or successor company, either directly or through the Company or such predecessor or successor company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

         The Bonds of Series DDD are issuable only in registered form without coupons. This bond is transferable by the registered owner hereof, in person or by attorney duly authorized, at the principal office or place of business of LaSalle National Bank, the Trustee, or its successor in trust under the Indenture, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York, upon the surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

         The Bonds of Series DDD are issuable in the denomination of $1,000 and in such multiples thereof as shall from time to time be determined and authorized by the Board of Directors of the Company. In the manner and subject to the limitations provided in the Indenture, Bonds of Series DDD are exchangeable as between authorized denominations, upon presentation thereof for such purpose by the registered owner, at the principal office or place of business of LaSalle National Bank, the Trustee, or its successor in trust under the Indenture, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York.

         No service charge will be made for any transfer or exchange of this bond, but the Company may require a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                         (FORM OF TRUSTEE'S CERTIFICATE)

                              TRUSTEE'S CERTIFICATE

         This bond is one of the Bonds of the Series DDD designated therein referred to and described in the within mentioned Indenture and Fifty-Second Supplemental Indenture.

                                 LASALLE NATIONAL BANK,
                                   AS TRUSTEE,


                                 By.............................................
                                               Authorized Officer

     Section 3. Each Bond of Series BBB, CCC, and DDD issued prior to the first interest payment date shall be dated as of April 30, 1999, and otherwise shall be dated as provided in Section 1 of Article II of the Indenture.

     Section 4. All Bonds of Series BBB shall be due and payable on July 15, 2009, and shall bear interest from the date thereof at the rate of 8% per annum, payable semi-annually on the fifteenth day of January and July in each year, commencing July 15, 1999. All Bonds of Series CCC shall be due and payable on January 15, 2022, and shall bear interest from the date thereof at the rate of 8.85% per annum, payable semi-annually on the fifteenth day of January and July in each year, commencing July 15, 1999. All Bonds of Series DDD shall be due and payable on September 1, 2032, and shall bear interest from the date thereof at the rate of 8.31% per annum, payable semi-annually on the first day of March and September in each year, commencing September 1, 1999.

         Section 5. Subject to agreements with or the rules of the Depository or any successor book-entry security system or similar system with respect to Global Securities, both the principal of and the interest on the Bonds of Series BBB, CCC, and DDD shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in Plainfield, Indiana, or, at the option of the holder thereof, at the office or agency of the Company in the Borough of Manhattan, the City of New York, State of New York, except that interest on the Bonds of Series BBB, CCC, and DDD may be paid, at the option of the Company, by check or draft mailed to the address of the person entitled thereto as it appears on the books of the Company maintained for that purpose.

     Section 6. Definitive Bonds of Series BBB, CCC, and DDD shall be issuable in any denomination which is a multiple of $1,000 numbered consecutively from "BBB-1", "CCC-1", and "DDD-1", respectively, upward.

         All Bonds of Series BBB, CCC, and DDD shall be executed on behalf of the Company by the manual or facsimile signature of its President or an Executive Vice President or one of its Vice Presidents and shall have affixed thereto the seal of the Company or a facsimile thereof attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries and shall be authenticated by the execution by the Trustee of the certificate endorsed on said bonds.

         No service charge will be made by the Company for the transfer or for the exchange of Bonds of Series BBB, CCC, and DDD except, in the case of transfer, a charge sufficient to reimburse the Company for any tax or other governmental charge payable in connection therewith.

         Pursuant to the provisions of Section 11 of Article II of the Indenture, Bonds of Series BBB, CCC, and DDD may be issued in temporary form, and if temporary bonds be issued, the Company shall, with all reasonable dispatch, at its own expense and without charge to the holders of the temporary bonds, prepare and execute definitive Bonds of Series BBB, CCC, and DDD and exchange the temporary bonds for such definitive bonds in the manner provided for in said section, provided, however, no presentation or surrender of temporary Bonds of Series BBB, CCC, and DDD shall be necessary in order for the holders entitled to interest thereon to receive such interest.


                                   ARTICLE II.

                 ISSUANCE OF BONDS OF SERIES BBB, CCC, AND DDD.

          Section 1. An initial issue of Bonds of Series BBB in the aggregate principal amount not exceeding one hundred twenty-four million six hundred sixty-five thousand dollars ($124,665,000), an initial issue of Bonds of Series CCC in the aggregate principal amount not exceeding sixty million fifty-five thousand dollars ($60,055,000), and an initial issue of Bonds of Series DDD in the aggregate principal amount not exceeding thirty-eight million dollars ($38,000,000), may be executed by the Company and delivered to the Trustee for authentication, and shall be authenticated and delivered by the Trustee to or upon the order of the Company (which authentication and delivery may be made without awaiting the filing or recording of this Fifty-Second Supplemental
Indenture), upon receipt by the Trustee of the resolutions, certificates, orders, opinions and other instruments required by the provisions of Section 2 of Article IV of the Indenture to be received by the Trustee as a condition to the authentication and delivery by the Trustee of bonds pursuant to said Section 2.

     Section 2. Subject to the limitations provided in Section 24 of Article V of the Indenture, additional Bonds of Series BBB, CCC, and DDD may be issued by the Company under the provisions of Sections 2, 3 or 4 of Article IV of the Indenture.


                                  ARTICLE III.

                              INDENTURE AMENDMENTS.

     Section 1. Article I of the Indenture, as heretofore amended, is hereby further amended (i) by adding immediately after subdivision "(91)" thereof an additional subdivision numbered "(92)" and reading as follows:

          "(92) The term 'Fifty-Second Supplemental Indenture' shall mean the Fifty-Second Supplemental Indenture executed by the Company and the Trustee, dated as of April 30, 1999, supplementing and amending the Indenture, and the terms 'Bonds of Series BBB' shall mean the 'PSI Energy, Inc. First Mortgage Bonds, Series BBB, 8%, Due July 15, 2009,', 'Bonds of Series CCC' shall mean the 'PSI Energy, Inc. First Mortgage Bonds, Series CCC, 8.85%, Due January 15, 2022,', and 'Bonds of Series BBB' shall mean the 'PSI Energy, Inc. First Mortgage Bonds, Series DDD, 8.31%, Due September 1, 2032,', created by the Fifty-Second Supplemental Indenture."

     and (ii) by changing the numbering of the present subdivision "(92)" thereof to "(93)".

     Section 2. Article VII of the Indenture, as heretofore amended, is hereby further amended by inserting therein immediately after Section 36 thereof, a new section designated "Section 37" and reading as follows:

                  "Section 37. Each of the Bonds of Series BBB, the Bonds of Series CCC, and the Bonds of Series DDD will be subject to redemption (the 'Make-Whole Redemption') at the option of the Company at any time in whole, or from time to time in part, until maturity, upon not less than 30 nor more than 60 days' notice to the holders of such Series, at a redemption price equal to the sum of (i) the principal amount of the Bonds of such Series being redeemed, plus accrued and unpaid interest thereon to the redemption date, and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Bonds.

                  'Make-Whole Amount' means, in connection with any Make-Whole Redemption of any Bonds of Series BBB, Bonds of Series CCC, or Bonds of Series DDD, the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Bonds being redeemed, together with scheduled payments of interest from the redemption date to the stated maturity of such Bonds, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD (as applicable) to be redeemed.

                  'Adjusted Treasury Rate' means, with respect to any redemption date for a Make-Whole Redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (as defined herein), calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price (as defined herein) for such redemption date, calculated on the third business day preceding the redemption date, plus 0.15% (15 basis points) for the Bonds of Series BBB and plus 0.25% (25 basis points) for the Bonds of Series CCC and Bonds of Series DDD.

               'Comparable Treasury Issue' means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption date to the stated maturity of the Bonds of Series BBB, CCC, and DDD that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of Series BBB, CCC, and DDD.

               'Quotation Agent' means the Reference Treasury Dealer selected by the Trustee after consultation with the Company. 'Reference Treasury Dealer' means a primary U.S. Government securities dealer.

                  'Comparable Treasury Price' means, with respect to any redemption date for a Make-Whole Redemption, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release designated 'H.15' (or any successor release) published by the Board of Governors of the Federal Reserve System or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
         (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

                  'Reference Treasury Dealer Quotations' means, with respect to each Reference Treasury Dealer and any redemption date for a Make-Whole Redemption, the average, as determined by the Trustee (after consultation with the Company), of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

               Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any redemption date to each holder of Bonds of Series BBB, CCC, and DDD to be redeemed. If less than all the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD (as applicable) are to be redeemed at the option of the Company, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Bonds of Series BBB, the Bonds of Series CCC, or the Bonds of Series DDD (as applicable) to be redeemed in whole or in part.

               Unless the Company defaults in payment of the redemption price, on and after any redemption date, interest will cease to accrue on the Bonds of Series BBB, CCC, and DDD or portions thereof called for redemption.

                  The Company shall indemnify and hold harmless the Trustee from any and all losses, costs, damages, expenses, fees (including attorneys' fees), court costs, judgments, penalties, obligations, suits, disbursements and liabilities of any kind or character whatsoever which may at any time be imposed upon, incurred by or asserted against the Trustee by reason of or arising out of or caused, directly or indirectly by any act or omission of the Trustee with respect to the foregoing Section 37, including without limitation selection of any Reference Treasury Dealer or determination of any Reference Treasury Dealer Quotations, except for such that would arise out of the willful misconduct or gross negligence of the Trustee and except for costs and expenses arising in the ordinary course of the Trustee's business.."

     Section 3. Article IX of the Indenture, "Maintenance and Renewal Fund and Sinking Fund Provisions" as heretofore and hereby amended or supplemented shall not apply to the Bonds of Series BBB, CCC, and DDD or to any subsequently created series of bonds from and after the date on which no series of bonds created under the Indenture prior to the Bonds of Series BBB, CCC, and DDD are outstanding.

     Section 4. Section 22 of Article V of the Indenture as heretofore and hereby amended or supplemented which, among other things, requires an inspection of the mortgaged property every two years by an independent engineer, shall not apply to the Bonds of Series BBB, CCC, and DDD or to any subsequently created series of bonds, from and after the date in which no series of bonds created under the Indenture prior to the Bonds of Series BBB, CCC, and DDD are outstanding.

     Section 5. The Company reserves the right, without consent or other action by the holders of the Bonds of Series BBB, CCC, and DDD or of any subsequently created series of bonds, to amend the Indenture, as heretofore and hereby amended or supplemented, at any time after all bonds of any series created prior to the Bonds of Series BBB, CCC, and DDD are no longer outstanding under the Indenture, as follows:

          (a) by substituting for the words "in principal amount not greater than sixty per centum (60%) of " in Section 3 of Article IV thereof the following:

               "in principal amount not greater than sixty-six and two-thirds per centum (66-2/3%) of ".

          (b) by substituting for the words "shall exceed sixty per centum (60%) of the value of bondable property so acquired" in Section 9 of Article V thereof the following:

               "shall exceed sixty-six and two-thirds per centum (66-2/3%) of the value of bondable property so acquired".

          (c) by substituting for the words "shall be deemed to be paid within the meaning of this article; provided, that the date for the payment or redemption of such bonds shall be not more than one (1) year after such moneys shall have been so set apart or paid." in the first paragraph of
     Article XIV thereof the following:

               "shall be deemed to be paid within the meaning of this article.".

          (d) by substituting for the words "with the consent of holders of at least seventy-five per centum (75%) in aggregate principal amount of the bonds at the time outstanding;" in sub-section (a) of Section 3 of Article XVIII thereof the following:

               "with the consent of holders of at least sixty-six and two-thirds per centum (66-2/3%) in aggregate principal amount of the bonds at the time outstanding;".

          (e) by substituting for the words "holders (or persons entitled to vote the bonds) of not less than seventy-five per centum (75%) in aggregate principal amount of the bonds entitled to be voted" in sub-section (l) of
     Section 3 of Article XVIII thereof the following:

               "holders (or persons entitled to vote the bonds) of not less than sixty-six and two-thirds per centum (66-2/3%) in aggregate principal amount of the bonds entitled to be voted".

          (f) by substituting for the words "holders (or persons entitled to vote the bonds) of at least seventy-five per centum (75%) in principal amount of the bonds outstanding" in sub-section (m) of Section 3 of Article XVIII thereof the following:

               "holders (or persons entitled to vote the bonds) of at least sixty-six and two-thirds per centum (66-2/3%) in principal amount of the bonds outstanding".


                                   ARTICLE IV.

                             CONCERNING THE TRUSTEE.

     The Trustee hereby accepts the trusts hereby declared and agrees to perform the same upon the terms and conditions in the Indenture and in this Fifty-Second Supplemental Indenture set forth. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifty-Second Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVII of the Indenture shall apply to this Fifty-Second Supplemental Indenture.

                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS.

     Section 1. Wherever in the original Indenture or in any of the fifty-two supplemental indentures thereto reference is made to any article or section of the original Indenture, such reference shall be deemed to refer to such article or section as amended by such supplemental indentures.

         Section 2. Upon the execution and delivery hereof, the Indenture shall thereupon be deemed to be amended as hereinabove set forth as fully and with the same effect as if the amendments made hereby were set forth in the original Indenture and each of the fifty-two supplemental indentures to the Indenture shall henceforth be read, taken and construed as one and the same instrument; but such amendments shall not operate so as to render invalid or improper any action heretofore taken under the original Indenture or said supplemental indentures.

         Section 3. All the covenants, stipulations and agreements in this Fifty-Second Supplemental Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and of the holders from time to time of the bonds.

     Section 4. The table of contents to, and the headings of the different articles of, this Fifty-Second Supplemental Indenture are inserted for convenience of reference, and are not to be taken to be any part of the provisions hereof, nor to control or affect the meaning, construction or effect of the same.

     Section 5. This Fifty-Second Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts shall constitute but one and the same instrument.

         Section 6. Whenever a payment of principal or interest in respect of the Bonds of Series BBB, CCC, and DDD are due on any day other than a business day (as hereinafter defined), such payment shall be payable on the first business day next following such date, and, in the case of a principal payment, interest on such principal payment shall accrue to the date of such principal payment. For the purposes of this Section 6 the term business day shall mean any day other than a day on which the Trustee is authorized by law to close.

         IN WITNESS WHEREOF, said PSI Energy, Inc. has caused this instrument to be executed in its corporate name by its President or one of its Vice Presidents and to be attested by its Secretary or one of its Assistant Secretaries and said LaSalle National Bank has caused this instrument to be executed in its corporate name by one of its First Vice Presidents and to be attested by one of its Assistant Secretaries, in several counterparts, all as of the day and year first above written.

                                             PSI ENERGY, INC.


(CORPORATE SEAL)                             By ________________________
                                                   William L. Sheafer
                                              Vice President and Treasurer
ATTEST:

----------------------
John E. Polley, Assistant Secretary

Signed and delivered by PSI Energy, Inc.
   in the presence of:

---------------------------
                           Witness

 ---------------------------
                           Witness

                                                     LASALLE NATIONAL BANK


(CORPORATE SEAL)                              By ________________________
                                                      Sarah H. Webb
                                                   First Vice President
 ATTEST:

----------------------
Russell C. Bergman, Assistant Secretary

Signed and delivered by LaSalle National Bank in the presence of:

---------------------------
                           Witness

---------------------------
                           Witness

STATE OF OHIO                   )
                                ) ss:
COUNTY OF HAMILTON                                        )


         BE IT REMEMBERED, that on this ___ day of April, 1999, before me, the undersigned, a notary public in and for the County and State aforesaid, duly commissioned and qualified, personally appeared William L. Sheafer and John E. Polley, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, and personally known to me to be the Vice President and Treasurer, and an Assistant Secretary, respectively, of PSI Energy, Inc., an Indiana corporation, and acknowledged that they signed and delivered said instrument as their free and voluntary act as such Vice President and Treasurer, and Assistant Secretary, respectively, and as the free and voluntary act of said PSI Energy Inc., for the uses and purposes therein set forth; in pursuance of the power and authority granted to them by resolution of the Board of Directors of said Company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year aforesaid.

(NOTARIAL SEAL)


                                                     -------------------------
                                                              Notary Public


My commission expires _________________.

County of residence: Hamilton

STATE OF ILLINOIS               )
                                ) ss:
COUNTY OF COOK                  )


         BE IT REMEMBERED, that on this ____ day of April, 1999, before me, the undersigned, a notary public in and for the County and State aforesaid, duly commissioned and qualified, personally appeared Sarah H. Webb and Russell C. Bergman, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, and personally known to me to be a First Vice President and an Assistant Secretary, respectively, of LaSalle National Bank, a national banking association, and acknowledged that they signed and delivered said instrument as their free and voluntary act as such First Vice President and Assistant Secretary, respectively, and as the free and voluntary act of said LaSalle National Bank, for the uses and purposes therein set forth; in pursuance of the power and authority granted to them by the bylaws of said association.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year aforesaid.

(NOTARIAL SEAL)


                                                     -------------------------
                                                              Notary Public


My commission expires _________________.

County of residence: Cook